                                                                      EXHIBIT 25

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                     _____________________________________

                                    FORM T-1


                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

               Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2) _____
                     _____________________________________

                                 CITIBANK, N.A.
              (Exact name of trustee as specified in its charter)

                                                           13-5266470
                                                        (I.R.S. employer
                                                      identification no.)

          399 Park Avenue, New York, New York                 10043
          (Address of principal executive office)          (Zip Code)

                                 Citibank, N.A.
                                120 Wall Street
                              New York, NY   10043
                   Attn:  Corporate Agency & Trust Department
                    (Name and address of agent for service)

                     _____________________________________

                     UNITED PARCEL SERVICE OF AMERICA, INC.
              (Exact name of obligor as specified in its charter)

           Delaware                             95-1732075
  (State or other jurisdiction of               (I.R.S. employer
  incorporation or organization)                identification no.)

  55 Glenlake Parkway N.E.
  Atlanta, Georgia                                      30328
  (Address of Principal Executive Offices)            (Zip Code)

                     _____________________________________

                                Debt Securities
                      (Title of the indenture securities)

 1. General Information.

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         Comptroller of the Currency, Washington, D.C.

         Federal Reserve Bank of New York
         35 Liberty Street, New York, NY

         Federal Deposit Insurance Corporation
         Washington, D.C.

    (b)  Whether it is authorized to exercise corporate trust powers.

            Yes.

 2. Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation
            None.

16. List of Exhibits.
    -----------------

    List below all exhibits filed as a part of this Statement of Eligibility.
    ------------------------------------------------------------------------

    Exhibits identified in parentheses below, on file with the Commission,
    ----------------------------------------------------------------------
    are incorporated herein by reference as exhibits hereto.
    -------------------------------------------------------

    Exhibit 1 -  Copy of Articles of Association of the Trustee, as now in
                 effect. (Exhibit 1 to T-1 to Registration Statement No. 2-
                 79983)

    Exhibit 2 -  Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577)

    Exhibit 3 -  Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

    Exhibit 4 -  Copy of existing By-Laws of the Trustee.  (Exhibit
                 4 to T-1 to Registration Statement No. 33-34988)

    Exhibit 5 -  Not applicable.

    Exhibit 6 - The consent of the Trustee required by Section 321(b) of the
                Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

    Exhibit 7 - Copy of the latest Report of Condition of the Trustee dated as of March 31, 1996

    Exhibit 8 - Not applicable.

    Exhibit 9 - Not applicable.


                             _____________________


                                   SIGNATURE

   Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 9th day of July, 1996.


                                          CITIBANK, N.A.

                                          By/s/Louis A. Piscitelli
                                          ----------------------------
                                          Louis A. Piscitelli
                                          Senior Trust Officer



                                       3